                                POWER OF ATTORNEY
                   For Executing Forms 3, 4 and 5 and Form 144

        Know all by these presents,  that the undersigned hereby constitutes and appoints  each of Charles C.  Cutrell,  III and  Richard  P.  Jacobson  (signing singly) as the undersigned's true and lawful attorneys-in-fact to:

        (1)     execute   for  and  on  behalf  of  the   undersigned,   in  the
                undersigned's  capacity as an officer  and/or  director of State
                Street Corporation (the "Company"), Forms 3, 4 and 5 and/or Form
                144 in accordance with Section 16(a) of the Securities  Exchange
                Act of  1934  and  the  rules  thereunder  and  Rule  144 of the
                Securities Act of 1933, respectively;

        (2)     do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  which may be necessary or desirable to complete the execution  of any such  Forms 3, 4 and 5 and Form 144 and timely file such form with the United  States  Securities  and Exchange
                Commission and any other authority; and

        (3)     take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may be of  benefit  to,  in the best  interest  of,  or  legally required  by,  the  undersigned,  it being  understood  that the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in  such   attorney-in-fact's
                discretion.

        The undersigned  hereby grants to each  attorney-in-fact  full power and authority  to do and perform all and every act and thing  whatsoever  requisite, necessary  and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with  Section  16 of the  Securities  Exchange  Act of 1934  or Rule  144 of the
Securities Act of 1933.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required  to file  Forms 3, 4 and 5 and Form 144 with respect to the  undersigned's  holdings of and transactions in securities issued by the Company,  unless earlier  revoked by the  undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of February, 2005.

                                   /s/ Joseph W. Chow
                                   ---------------------------------------------
                                   Joseph W. Chow